[LOGO] STATE STREET RESEARCH

Concentrated International Fund
--------------------------------------------------------------------------------
               [GRAPHIC]
               Semiannual Report to Shareholders
               November 30, 2001
In This Report
                                 Slow Growth Hurts
                                World Stock Markets

                                   [GRAPHIC]

                                      plus
                                        A Review of Fund Performance,
                                        Key Facts and Financial Statements

   Contents

2  6 Month Review
   A look at the fund and its market
   environment over the past 6 months

4  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

We at State
Street Research
are saddened by the tragedy that struck our nation on September 11, 2001. Our sympathies and prayers go out to all who have been affected.

[Photo of Richard S. Davis]
Richard S. Davis

In the months ahead, we hope you will join us as Americans--and as investors--to demonstrate support of the free market system that has helped so many people from different backgrounds to achieve their dreams. Although our political and military strength may be tested, we believe that America is equal to the task of bringing the perpetrators to justice and revitalizing our economy.

We urge you to stay the course of your investment plan in the difficult months ahead. You can count on our continued commitment to sound investing decisions backed by the research that is as much a part of our philosophy as it is a part of our name.

Sincerely,

/s/ Richard S. Davis

Richard S. Davis
Chairman
November 30, 2001

[GRAPHIC]

6 Month Review

                            How State Street Research
                   Concentrated International Fund Performed

State Street Research Concentrated International Fund returned -15.76% for the six-month period ended November 30, 2001.(1) That was less than the Morgan Stanley Capital International EAFE Index, a broad measure of stock market performance in developed countries outside the U.S., which returned -12.29% over the same period.(2)

Reasons for the Fund's Performance

Slower global economic growth and increased market uncertainty following the events of September 11 contributed to weak performance in most of the world's equity markets. Japan's stock market declined 20% during the six-month period, and our emphasis on Japanese stocks hurt performance. The majority of European markets have fallen between 5% and 15%.

The fund's emphasis on Japanese stocks that would benefit from a global technology recovery were also a drag on performance as the rebound we expected in the second half of 2001 failed to materialize. We sold our investments during the fourth quarter and underweighted our investments in Japan. As it happened, we managed to sell into strength as many of these stocks began to rise in the fourth quarter. Nevertheless, we were comfortable with the timing of our sales because it appears that any recovery is likely to be delayed until mid-2002.

Our Outlook

We expect the U.S. to lead a global economic recovery in the year ahead. Europe's economy is positioned for a comeback ahead of Japan, where a rebound hinges on the Japanese government's ability to solve long-standing problems in the banking sector. Without progress on this matter, the Japanese stock market is likely to experience further weakness in the year ahead. [_]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.

Class A Shares(1)

      -15.76% [DOWN ARROW]

"We expect the U.S. to lead a global economic recovery in the year ahead."

[Photo of Eleanor Marsh]
Eleanor Marsh
Portfolio Manager,
State Street Research Concentrated International Fund

Morgan Stanley
Capital International
EAFE Index(2)

      -12.29% [DOWN ARROW]

2  State Street Research Concentrated International Fund

[GRAPHIC] The Fund at a Glance as of 11/30/01

State Street Research Concentrated International Fund invests in a limited number of international stocks.

                         Total Net Assets: $4.2 million
--------------------------------------------------------------------------------

Hits & Misses

[GRAPHIC]
Invensys
The stock price of this U.K.-based automation and control company appreciated as investors took a favorable view of its restructuring and disposal of non-factory assets. Because the U.S. accounts for 54% of revenues, the stock was also attractive to investors looking for exposure to U.S. cyclical stocks.

[GRAPHIC]
Rolls Royce
Dashed hopes for a speedy economic recovery diminished and the events of September 11 brought the stock price down on this U.K.-based aerospace and defense company. As a result, we sold our position at a loss.

Top 10 Holdings

         Issuer/Security                % of fund assets

 1       Nokia                                      6.4%
 2       Stora Enso                                 5.5%
 3       Skandinaviska Enskilda Banken              5.0%
 4       Autoliv                                    4.9%
 5       Familymart                                 4.1%
 6       BP Amoco                                   3.8%
 7       Domtar                                     3.7%
 8       Fortis                                     3.6%
 9       Swatch Group                               3.2%
10       Vodafone Group                             3.2%

         Total                                     43.4%

See page 7 for more detail.

Performance

Average total return as of 11/30/01(4)
(does not reflect sales charge)
                                    Life of Fund
Share Class                1 Year    (6/15/00)
------------------------------------------------
Class A                   -15.97%     -21.00%
------------------------------------------------
Class B(1)                -16.41%     -21.48%
------------------------------------------------
Class B                   -16.41%     -21.48%
------------------------------------------------
Class C                   -16.41%     -21.48%
------------------------------------------------
Class S                   -15.70%     -20.75%
------------------------------------------------

Average total return as of 12/31/01(3, 4)
(at maximum applicable sales charge)
                                    Life of Fund
Share Class                1 Year    (6/15/00)
------------------------------------------------
Class A                   -23.14%     -21.05%
------------------------------------------------
Class B(1)                -23.04%     -20.62%
------------------------------------------------
Class B                   -23.04%     -20.62%
------------------------------------------------
Class C                   -19.80%     -18.50%
------------------------------------------------
Class S                   -18.08%     -17.66%
------------------------------------------------

--------------------------------------------------------------------------------
5 Largest Country Positions
% of fund assets

May 31, 2001

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
MATERIAL]

Japan                   29.5%
United Kingdom          18.3%
France                  11.9%
Netherlands              9.9%
Hong Kong                4.4%

November 30, 2001

United Kingdom          19.3%
Japan                   16.3%
Finland                 11.9%
Sweden                   9.9%
Switzerland              8.4%

--------------------------------------------------------------------------------
Ticker Symbols*
State Street Research Concentrated International Fund
Class A: SICAX Class B(1): SICPX Class B: SCIBX Class C: SCCIX Class S: SICSX

--------------------------------------------------------------------------------

(1)  Does not reflect sales charge.

(2) The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) is comprised of stocks from Europe, Australasia and the Far East. The index is unmanaged and does not take sales charges into consideration. It is not possible to invest directly in the index.

(3) Performance reflects a maximum 5.75% Class A share front-end sales charge, or 5% Class B or B(1), or 1% Class C share contingent deferred sales charge where applicable.

(4) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower. Investments in foreign securities pose additional risks not associated with domestic securities, such as changes in exchange rates, and different government regulations, economic conditions and accounting standards, Also, because the fund has fewer holdings than more diversified funds, there is increased exposure to volatility and possible losses.

*    Proposed.

[GRAPHIC]
The Fund  in Detail

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the six months leading up to the report date, and give a summary of operations on a per-share basis. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

[GRAPHIC]

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 5 to 15 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments.
The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.

4  State Street Research Concentrated International Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Concentrated International Fund is a mutual fund. A mutual fund allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Growth Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

o The custodian, State Street Bank and Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank and Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees are people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. Under normal market conditions, the fund invests at least 65% of total assets in a limited number of foreign stocks and other securities, including common and preferred stocks, convertible securities, warrants and depositary receipts.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B) but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day wasn't a business day, the most recent business day). The fund uses the following methods for determining the values of various types of securities:

   o Listed securities - The fund uses the price of the last sale on a national securities exchange that was quoted at the close of the New York Stock Exchange.

   o Over-the-counter securities - The fund uses the closing prices quoted on the Nasdaq system. If a security hasn't traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

   o Securities maturing within 60 days - The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

   o Foreign securities - If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

   o Interest - The fund accrues interest daily as it earns it.

   o Cash dividends - The fund accrues these on the ex-dividend date.

The fund may use forward foreign currency exchange contracts for hedging purposes, attempting to offset a potential loss in one position by establishing an interest in an opposite position. The fund accounts for forward contracts by recording their total principal in its accounts and then marking them to market.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The fund distributes its earnings on the following schedule:

   o Dividends from net investment income - The fund ordinarily declares and pays these annually, if any, and may make an additional distribution if tax regulations make it necessary.

   o Net realized capital gains - The fund distributes these annually, if any, and may make an additional distribution if tax regulations make it necessary.

If the fund has no earnings to distribute, it won't make a distribution.

The fund does not intend to pay federal income tax. This is because it intends to elect to be exempt from taxes under Subchapter M of the Internal Revenue Code, in part because it makes distributions as described above.

The fund pays expenses as follows:

   o Expenses attributed to the fund - The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

   o Expenses attributed to the trust of which the fund is a series - These expenses are divided up among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include the legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities, and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.

6  State Street Research Concentrated International Fund

Portfolio Holdings
--------------------------------------------------------------------------------
November 30, 2001 (unaudited)

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by country of incorporation.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*  Denotes a security which has not paid a dividend during the last year.
--------------------------------------------------------------------------------

     Issuer                                            Shares         Value
     ---------------------------------------------------------------------------

     Common Stocks 92.9% of net assets

     Canada 3.7%
(7)  Domtar Inc.                                         16,800      $156,110
                                                                  -----------

     Denmark 5.5%
     Novo Nordisk AS                                      2,800       108,840
     TDC AS                                               3,500       122,151
                                                                  -----------
                                                                      230,991
                                                                  -----------

     Finland 11.9%
(1)  Nokia AB                                            11,400       266,536
(2)  Stora Enso OYJ                                      18,200       230,315
                                                                  -----------
                                                                      496,851
                                                                  -----------

     France 2.8%
     Technip                                              1,000       117,798
                                                                  -----------

     Hong Kong 2.6%
     CNOOC Ltd.                                         117,400       109,890
                                                                  -----------

     Italy 2.3%
     Saipem SpA                                          20,950        94,210
                                                                  -----------

     Japan 16.3%
(5)  Familymart Co. Ltd.                                  8,500       172,650
     Furukawa Electric Co. Ltd.                           7,000        41,868
     Kaneka Corp.                                        18,000       111,021
     Kyocera Corp.                                          900        67,343
     Rohm Co. Ltd.                                          300        40,756
     Sekisui Chemical Co. Ltd.                           30,000        86,431
     TDK Corp.                                            1,000        50,722
     World Co. Ltd.                                       3,900       114,576
                                                                  -----------
                                                                      685,367
                                                                  -----------

     Netherlands 7.0%
(8)  Fortis NV                                            6,500       151,740
     IHC Caland NV                                        2,000        89,759
     Philips Electronics NV *                             1,920        52,458
                                                                  -----------
                                                                      293,957
                                                                  -----------

     Norway 3.2%
     Telenor ASA                                         32,100       133,058
                                                                  -----------

     Sweden 9.9%
(4)  Autoliv Inc.                                        11,000       204,162
(3)  Skandinaviska Enskilda Banken                       24,000       211,474
                                                                  -----------
                                                                      415,636
                                                                  -----------

            The text and notes are an integral part of the financial statements.

Portfolio Holdings CONTINUED
--------------------------------------------------------------------------------
November 30, 2001 (unaudited)

     Issuer                                             Shares        Value
     ---------------------------------------------------------------------------

     Switzerland 8.4%
     Nestle SA                                              650      $134,476
(9)  Swatch Group AG *                                    7,100       136,289
     Swisscom AG                                            300        81,901
                                                                  -----------
                                                                      352,666
                                                                  -----------

     United Kingdom 19.3%
     BG Group PLC                                        35,200       132,446
     Boots Co. PLC *                                      8,900        74,840
(6)  BP Amoco PLC                                        21,400       158,144
     Invensys PLC                                        51,500        72,299
     Marks & Spencer PLC                                 22,500       111,758
     Sage Group PLC                                      36,900       125,563
(10) Vodafone Group PLC                                  52,900       135,712
                                                                  -----------
                                                                      810,762
                                                                  -----------

     Total Common Stocks                                            3,897,296(1)
                                                                  -----------

--------------------------------------------------------------------------------
(1) The fund paid a total of $3,891,005 for these securities.
--------------------------------------------------------------------------------

                                                     Principal
     Issuer                                             Amount        Value
     ---------------------------------------------------------------------------

     Commercial Paper  6.4% of net assets

     General Electric Capital Corp.
      1.87%, 12/03/2001                                $150,000      $149,985
     Household Finance Corp.,
      2.02%, 12/05/2001                                 120,000       119,973
                                                                  -----------

     Total Commercial Paper                                           269,958(2)
                                                                  -----------

--------------------------------------------------------------------------------
(2) The fund paid a total of $269,958 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

8  State Street Research Concentrated International Fund

                                                                       % of
                                                                    Net Assets                           Value
      -----------------------------------------------------------------------------------------------------------
      Summary of Portfolio Assets
      Total Investments                                                99.3%                           $4,167,254(1)
      Cash and Other Assets, Less Liabilities                           0.7%                               28,097
                                                                      -----                          ------------
      Net Assets                                                      100.0%                           $4,195,351
                                                                      =====                          ============

--------------------------------------------------------------------------------
(1) The fund paid a total of $4,160,963 for these securities.
--------------------------------------------------------------------------------

Forward currency exchange contracts that were outstanding at November 30, 2001:

                                                                                         Unrealized
                                                                         Contract       Appreciation     Delivery
      Transaction                                      Total Value         Price       (Depreciation)      Date
      -----------------------------------------------------------------------------------------------------------
      Sell Japanese yen, buy U.S. dollars             84,533,716 JPY    0.00839 JPY       $22,186        12/28/01
      Sell Japanese yen, buy U.S. dollars             61,585,553 JPY    0.00808 JPY        (3,285)       12/28/01
      Buy Japanese yen, sell U.S. dollars             73,059,634 JPY    0.00828 JPY       (10,802)       12/28/01
                                                                                          -------
                                                                                           $8,099
                                                                                          =======

Federal Income Tax Information

At November 30, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $4,160,963 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there is an excess of value over tax cost                   $271,737

Aggregate gross unrealized depreciation for all investments
in which there is an excess of tax cost over value                   (265,446)
                                                                     ---------
                                                                      $6,291
                                                                     =========

At May 31, 2001, the fund had a capital loss carryforward of $400,103 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on May 31, 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2000 through May 31, 2001, the fund incurred net capital losses of approximately $381,000 and intends to defer and treat such losses as arising in the fiscal year ended May 31, 2002.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
November 30, 2001 (unaudited)

This is the fund's balance sheet as of the report date. It shows the fund's assets, its liabilities and, by subtraction, its net assets. It also shows the share price for each share class as of the report date.

Assets

Investments, at value                                             $4,167,254(1)
Cash                                                                   9,461
Receivable from Distributor                                           82,342
Receivable for open forward contracts                                 22,186
Dividends and interest receivable                                     10,264
Receivable for fund shares sold                                        5,144
Other assets                                                          42,814
                                                                  ----------
                                                                   4,339,465

Liabilities

Accrued transfer agent and shareholder services                       31,380
Payable for open forward contracts                                    14,087
Accrued administration fee                                            10,080
Accrued trustees' fees                                                 8,645
Payable for fund shares redeemed                                       8,139
Accrued management fee                                                 3,479
Accrued distribution and service fees                                  2,023
Other accrued expenses                                                66,281
                                                                  ----------
                                                                     144,114
                                                                  ----------

Net Assets                                                        $4,195,351
                                                                  ==========

Net Assets consist of:
  Undistributed net investment income                                 $8,058
  Unrealized appreciation of investments                               6,291
  Unrealized appreciation of foreign currency
  and forward contracts                                                8,058
  Accumulated net realized loss                                   (1,570,928)
  Paid-in capital                                                  5,743,872
                                                                  ----------
                                                                  $4,195,351(2)
                                                                  ==========

--------------------------------------------------------------------------------
(1) The fund paid a total of $4,160,963 for these securities.
--------------------------------------------------------------------------------
(2)                  Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

  Class       Net Assets    /    Number of Shares     =    NAV
    A         $1,004,118              150,278             $6.68*
    B(1)      $1,132,654              171,112             $6.62**
    B           $534,740               80,781             $6.62**
    C           $413,466               62,473             $6.62**
    S         $1,110,373              165,385             $6.71

 *  Maximum offering price per share = $7.09 ($6.68 / 0.9425)

** Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

10  State Street Research Concentrated International Fund

Statement of Operations
--------------------------------------------------------------------------------
For the six months ended November 30, 2001 (unaudited)

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                     $25,641(1)
Interest                                                              9,357
                                                                  ---------
                                                                     34,998

Expenses

Reports to shareholders                                              78,450
Registration fees                                                    75,600
Administration fee                                                   66,220(2)
Custodian fee                                                        54,130
Transfer agent and shareholder services                              46,610(3)
Management fee                                                       22,974(4)
Audit fee                                                             8,952
Trustees' fees                                                        5,120(5)
Legal fees                                                            3,840
Distribution and service fees - Class A                               1,966(6)
Distribution and service fees - Class B(1)                            5,805(6)
Distribution and service fees - Class B                               2,816(6)
Distribution and service fees - Class C                               2,225(6)
Miscellaneous                                                         1,920
                                                                  ---------
                                                                    376,628
Expenses borne by the distributor                                  (331,188)(7)
Fees paid indirectly                                                   (465)(8)
                                                                  ---------
                                                                     44,975
                                                                  ---------
Net investment loss                                                  (9,977)
                                                                  ---------

Realized and Unrealized Gain (Loss)
on Investments, Foreign Currency,
and Forward Contracts

Net realized loss on investments                                   (785,787)(9)
Net realized loss on foreign currency
  and forward contracts                                              (3,578)
                                                                  ---------
  Total net realized loss                                          (789,365)
                                                                  ---------
Change in unrealized depreciation
  of investments                                                    (64,784)
Change in unrealized appreciation of
  foreign currency and forward contracts                             26,733
                                                                  ---------
  Total change in unrealized depreciation                           (38,051)
                                                                  ---------
Net loss on investments                                            (827,416)
                                                                  ---------
Net decrease in net assets resulting
  from operations                                                 ($837,393)
                                                                  =========

--------------------------------------------------------------------------------
(1)  The fund paid foreign taxes of $3,185.
--------------------------------------------------------------------------------
(2) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among the State Street Research funds.
--------------------------------------------------------------------------------
(3) Includes a total of $17,840 paid to the distributor for the services it provided and to MetLife for similar services it provided, including maintaining the accounts of some investors who hold shares through that firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratios as the transfer agent costs.
--------------------------------------------------------------------------------
(4)  The management fee is 1.00% of average net assets.
--------------------------------------------------------------------------------
(5) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(6) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover distribution and marketing expenditures for the sale of fund shares. The payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(7) Represents the share of expenses that the fund's distributor and its affiliates have agreed to pay voluntarily, based on an agreement with the fund. In the future, the agreement allows the distributor to seek repayment from the fund (as long as these repayments do not cause the fund's expenses to exceed certain limits.) Currently, the agreement limits expenses to 1.40% of average daily net assets, exclusive of Rule 12b-1 fees and certain other expenses. The distributor will not be entitled to such repayments from the fund after the end of the fifth fiscal year of the fund following the year in which the expenses were originally paid.
--------------------------------------------------------------------------------
(8)  Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) The fund sold $4,161,983 of securities. During this same period, the fund also bought $4,218,880 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                       June 15, 2000
                                       (commencement     Six months ended
                                     of operations) to   November 30, 2001
                                       May 31, 2001         (unaudited)
--------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations:
Net investment loss                        ($16,223)           ($9,977)
Net realized loss on investments           (772,977)          (789,365)
Change in unrealized
  appreciation (depreciation)
  of investments                             52,400            (38,051)
                                        -------------------------------
Net decrease resulting
  from operations                          (736,800)          (837,393)
                                        -------------------------------
Net increase (decrease) from
  fund share transactions                 5,901,347           (131,803)(2)
                                        -------------------------------
Total increase (decrease)
  in net assets                           5,164,547           (969,196)

Net Assets

Beginning of period                              --          5,164,547
                                        -------------------------------
End of period                            $5,164,547         $4,195,351(3)
                                        ===============================

--------------------------------------------------------------------------------
(3) Includes undistributed net investment income of $18,035 and $8,058, respectively.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.

12  State Street Research Concentrated International Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                         June 15, 2000                  Six months ended
                                  (commencement of operations)          November 30, 2001
                                        to May 31, 2001                    (unaudited)
                                   ----------------------------------------------------------
Class A                            Shares          Amount             Shares          Amount
=============================================================================================
Shares sold                        243,777       $2,098,878           41,243         $284,193*
Shares redeemed                    (49,238)        (399,707)         (85,504)        (572,528)
                                   ----------------------------------------------------------
Net increase (decrease)            194,539       $1,699,171          (44,261)       ($288,335)
                                   ==========================================================

Class B(1)                         Shares          Amount             Shares          Amount
=============================================================================================
Shares sold                        167,653       $1,496,865           23,153         $161,896**
Shares redeemed                    (10,259)         (82,737)          (9,435)         (60,703)***
                                   ----------------------------------------------------------
Net increase                       157,394       $1,414,128           13,718         $101,193
                                   ==========================================================

Class B                            Shares          Amount             Shares          Amount
=============================================================================================
Shares sold                         88,230         $804,642              902           $5,457
Shares redeemed                     (6,812)         (59,744)          (1,539)         (13,107)***
                                   ----------------------------------------------------------
Net increase (decrease)             81,418         $744,898             (637)         ($7,650)
                                   ==========================================================

Class C                            Shares          Amount             Shares          Amount
=============================================================================================
Shares sold                         64,363         $598,169              214           $1,550
Shares redeemed                       (514)          (4,205)          (1,590)         (11,031)
                                   ----------------------------------------------------------
Net increase (decrease)             63,849         $593,964           (1,376)         ($9,481)
                                   ==========================================================

Class S                            Shares         Amount             Shares         Amount
=============================================================================================
Shares sold                        165,056       $1,526,295           78,116         $526,367
Shares redeemed                     (9,455)         (77,109)         (68,332)        (453,897)
                                   ----------------------------------------------------------
Net increase                       155,601       $1,449,186            9,784          $72,470
                                   ==========================================================

     The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share. At November 30, 2001, the Adviser owned one share of each of Class A shares, Class B(1) shares, Class B shares, Class C shares and Class S shares and MetLife owned 53,022 shares of each of Class A shares, Class B(1) shares, Class B shares, and Class C shares and 106,045 Class S shares of the fund.

*    Sales charges collected by the distributor and MetLife were $622 and $574.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $2,374 for Class B(1) were paid by the distributor, not the fund.

*** Includes $222 and $137 in deferred sales charges collected by the distributor for Class B(1) and Class B.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                                         Class A
                                                                                     ===============================================
                                                                                                                Six months ended
                                                                                            Year ended          November 30, 2001
Per-Share Data                                                                          May 31, 2001(a)(e)        (unaudited)(a)
====================================================================================================================================
Net asset value, beginning of period ($)                                                        9.43                   7.93
                                                                                              ------                 ------
  Net investment loss ($)*                                                                     (0.01)                 (0.01)
  Net realized and unrealized loss on
    investments, forward contracts, and
    foreign currency ($)                                                                       (1.49)                 (1.24)
                                                                                              ------                 ------
Total from investment operations ($)                                                           (1.50)                 (1.25)
                                                                                              ------                 ------
Net asset value, end of period ($)                                                              7.93                   6.68
                                                                                              ======                 ======
Total return (%)(b)                                                                           (15.91)(c)             (15.76)(c)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of period ($ thousands)                                                      1,543                  1,004
Expense ratio (%)*                                                                              1.72(d)                1.72(d)
Expense ratio after expense reductions (%)*                                                     1.70(d)                1.70(d)
Ratio of net investment loss to average net
  assets (%)*                                                                                  (0.17)(d)              (0.17)(d)
Portfolio turnover rate (%)                                                                   196.14                 105.87
*Reflects voluntary reduction of expenses
  of these amounts (%)                                                                          6.03(d)               13.68(d)

                                                            Class B(1)                                  Class B
                                            ========================================================================================
                                                                   Six months ended                             Six months ended
                                                   Year ended      November 30, 2001        Year ended          November 30, 2001
Per-Share Data                                 May 31, 2001(a)(e)   (unaudited)(a)      May 31, 2001(a)(e)       (unaudited)(a)
====================================================================================================================================
Net asset value, beginning of period ($)               9.43               7.88                  9.43                   7.88
                                                     ------             ------                ------                 ------
  Net investment loss ($)*                            (0.07)             (0.03)                (0.06)                 (0.03)
  Net realized and unrealized loss on
    investments, forward contracts, and
    foreign currency ($)                              (1.48)             (1.23)                (1.49)                 (1.23)
                                                     ------             ------                ------                 ------
Total from investment operations ($)                  (1.55)             (1.26)                (1.55)                 (1.26)
                                                     ------             ------                ------                 ------
Net asset value, end of period ($)                     7.88               6.62                  7.88                   6.62
                                                     ======             ======                ======                 ======
Total return (%)(b)                                  (16.44)(c)         (15.99)(c)            (16.44)(c)             (15.99)(c)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of period ($ thousands)             1,240              1,133                   642                    535
Expense ratio (%)*                                     2.42(d)            2.42(d)               2.42(d)                2.42(d)
Expense ratio after expense reductions (%)*            2.40(d)            2.40(d)               2.40(d)                2.40(d)
Ratio of net investment loss to average net
  assets (%)*                                         (0.87)(d)          (0.88)(d)             (0.77)(d)              (0.88)(d)
Portfolio turnover rate (%)                          196.14             105.87                196.14                 105.87
*Reflects voluntary reduction of expenses
  of these amounts (%)                                6.05(d)            14.79(d)               6.11(d)               14.63(d)

The text and notes are an integral part of the financial statements.

14  State Street Research Concentrated International Fund

                                                                                                         Class C
                                                                                     ===============================================
                                                                                                                Six months ended
                                                                                            Year ended          November 30, 2001
Per-Share Data                                                                          May 31, 2001(a)(e)       (unaudited)(a)
====================================================================================================================================
Net asset value, beginning of period ($)                                                        9.43                   7.88
                                                                                              ------                 ------
  Net investment loss ($)*                                                                     (0.06)                 (0.03)
  Net realized and unrealized loss on
    investments, forward contracts, and
    foreign currency ($)                                                                       (1.49)                 (1.23)
                                                                                              ------                 ------
Total from investment operations ($)                                                           (1.55)                 (1.26)
                                                                                              ------                 ------
Net asset value, end of period ($)                                                              7.88                   6.62
                                                                                              ======                 ======
Total return (%) (b)                                                                          (16.44) (c)            (15.99)(c)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of period ($ thousands)                                                        503                    413
Expense ratio (%)*                                                                              2.42(d)                2.42(d)
Expense ratio after expense reductions (%)*                                                     2.40(d)                2.40(d)
Ratio of net investment loss to average net
  assets (%)*                                                                                  (0.75)(d)              (0.89)(d)
Portfolio turnover rate (%)                                                                   196.14                 105.87
*Reflects voluntary reduction of expenses
  of these amounts (%)                                                                          6.11(d)               14.59(d)

                                                                                                         Class S
                                                                                     ===============================================
                                                                                                                Six months ended
                                                                                            Year ended          November 30, 2001
Per-Share Data                                                                          May 31, 2001(a)(e)        (unaudited)(a)
====================================================================================================================================
Net asset value, beginning of period ($)                                                        9.43                   7.95
                                                                                              ------                 ------
  Net investment income ($)*                                                                    0.02                   0.01
  Net realized and unrealized loss on
    investments, forward contracts, and
    foreign currency ($)                                                                       (1.50)                 (1.25)
                                                                                              ------                 ------
Total from investment operations ($)                                                           (1.48)                 (1.24)
                                                                                              ------                 ------
Net asset value, end of period ($)                                                              7.95                   6.71
                                                                                              ======                 ======
Total return (%) (b)                                                                          (15.69)(c)             (15.60)(c)

Ratios/Supplemental Data
====================================================================================================================================
Net assets at end of period ($ thousands)                                                      1,237                  1,110
Expense ratio (%)*                                                                              1.42(d)                1.42(d)
Expense ratio after expense reductions (%)*                                                     1.40(d)                1.40(d)
Ratio of net investment income to average
  net assets (%)*                                                                               0.21(d)                0.13(d)
Portfolio turnover rate (%)                                                                   196.14                 105.87
*Reflects voluntary reduction of expenses
  of these amounts (%)                                                                          6.07(d)               14.71(d)

(a)  Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.
(c)  Not annualized.
(d)  Annualized.
(e)  June 15, 2000 (commencement of operations) to May 31, 2001.

            The text and notes are an integral part of the financial statements.

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INVESTOR SERVICES
--------------------------------------------------------------------------------

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---------------------------------------
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and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com


State Street Research
FYI
--------------------------------------------------------------------------------
Did you know that you can give a State Street Research mutual fund as a gift? Call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time, to learn more.

---------------------------
           [LOGO]
           DALBAR
   HONORS COMMITMENT TO:
         INVESTORS
            2000
---------------------------
 for Excellence in Service

(1) Distribution is now limited. Contact State Street Research for more details.

(2) An investment in the State Street Research Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Concentrated International Fund prospectus. When used after March 31, 2002, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

State Street Research
Spectrum of Funds
--------------------------------------------------------------------------------

                                   [GRAPHIC]
                                   AGGRESSIVE

                                  EQUITY FUNDS
                                  ------------

                             Global Resources Fund
                              Health Sciences Fund
                              Emerging Growth Fund
                              Mid-Cap Growth Fund
                        Concentrated International Fund
                            Concentrated Growth Fund
                             Large-Cap Growth Fund
                                 Aurora Fund(1)
                               Mid-Cap Value Fund
                              Large-Cap Value Fund
                           International Equity Fund
                             Large-Cap Analyst Fund
                                Investment Trust
                                  Legacy Fund
                         Strategic Growth & Income Fund


                               FIXED INCOME FUNDS
                               ------------------

                                High Income Fund
                             Strategic Income Fund
                                Tax-Exempt Fund
                             Government Income Fund
                              Money Market Fund(2)

                                  CONSERVATIVE



(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690

CONTROL NUMBER:(exp0103)SSR-LD                                      CI-2982-0102